UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21898	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1118 East Green Street, Pasadena, CA	91106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 792-5549

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Arrowhead Research Corporation (the “Company”) and Nanotechnica, Inc. (“Nanotechnica”), a majority-owned California subsidiary of the Company, have amended and modified the Company’s Agreement To Provide Additional Capital to Nanotechnica such that the Company’s schedule for further Capital Contributions (as defined in the Agreement To Provide Additional Capital) has been revised from the currently existing schedule.

Amendment No. 1 to Agreement To Provide Additional Capital is attached as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Agreement To Provide Additional Capital, dated March 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2005
ARROWHEAD RESEARCH CORPORATION

	By:	/s/ Joseph T. Kingsley
Joseph T. Kingsley, Chief Financial Officer